Exhibit 10.1

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the “Agreement”), dated as of June 30, 2017 is made by ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP and ONEOK PARTNERS, L.P., each a Delaware limited partnership (each a “Guarantor” and collectively, the “Guarantors”) in favor of CITIBANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time party to the Credit Agreement dated as of April 18, 2017, by and among and ONEOK, INC. (the “Borrower”), the Lenders, the Administrative Agent, Citibank, N.A., as an L/C Issuer and as a Swing Line Lender, and Bank of America, N.A., as L/C Issuer and a Swing Line Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to establish a revolving credit facility for the Borrower;

WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower and will derive substantial benefit from the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuers; and

WHEREAS, it is a condition precedent to the obligations of the Administrative Agent, the L/C Issuers, the Swing Line Lenders, and the Lenders under the Credit Agreement that each Guarantor execute and deliver to the Administrative Agent this Agreement and each Guarantor wishes to fulfill said condition precedent.

NOW, THEREFORE, in order to induce Lenders to extend the Loans and the L/C Issuers to issue Letters of Credit and to make the financial accommodations as provided for in the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with any other Guarantors from time to time and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of all Obligations, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Loan Party under Debtor Relief Laws, and including interest that accrues after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws whether or not the claim for such interest is allowed in such proceeding, including, without limitation, (i) the due and punctual payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding or case under any Debtor Relief Law, regardless of whether allowed or allowable in such proceeding or case) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement or disbursements, interest thereon and obligations to provide cash collateral, and (C) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise of the Borrower and other Loan Parties to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and other Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents (collectively, the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be amended, extended, refinanced, modified or renewed, in whole or in part, without notice to or further assent from such Guarantor, and that such Guarantor will remain bound upon its guarantee notwithstanding any amendment, extension, refinancing, modification or renewal of any Guaranteed Obligations. All payments made by a Guarantor under this Agreement shall be made to the Administrative Agent at the Administrative Agent’s Office in Dollars.

Anything contained herein to the contrary notwithstanding, to the extent that the obligations of any Guarantor hereunder would be subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law, the obligations of such Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to such avoidance provisions.

Section 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment or protest to, demand of or payment from the Borrower or any other guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, any guarantee or any other agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

Section 3. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower or any other Person.

Section 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration, or compromise of any of the Guaranteed Obligations with respect to any other obligor, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantors or that would otherwise operate as a discharge of the Guarantors as a matter of law or equity (other than the indefeasible payment in cash of the Obligations).

Section 5. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the final and indefeasible payment in full in cash of the Guaranteed Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Loan Party or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other guarantor, as the case may be, or any security.

Section 6. No Setoff or Deductions. Each Guarantor shall make all payments hereunder without setoff or counterclaim. Each Guarantor agrees to the provisions of Section 3.01 of the Credit Agreement that are applicable to such Guarantor, and such provisions are hereby incorporated by reference herein. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Agreement.

Section 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of other Loan Parties’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise any Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 8. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 9), the Borrower agrees that (a) in the event a payment shall be made by a Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of a Guarantor shall be sold to satisfy a claim of any Lender under this Agreement, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 9. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors against the Borrower or any other Loan Party under Section 8 and all other rights of indemnity, contribution, reimbursement or subrogation under applicable law or otherwise shall be fully subordinated and junior to the indefeasible prior payment in full in cash of the Guaranteed Obligations. No failure on the part of the Borrower to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of the Guarantors with respect to its obligations hereunder, and the Guarantors shall remain liable for the full amount of the obligations of the Guarantors hereunder. In addition, all Indebtedness and other obligations of the Borrower, and all Indebtedness and other obligations of any other Loan Party, in each case now or hereafter owing to the Guarantors are hereby subordinated in right of payment to the prior indefeasible payment in full in cash of the Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such Indebtedness or obligations of any Loan Party, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantors under this Guaranty; provided that payments of Indebtedness and other obligations owing by the Borrower or other Loan Party to the Guarantors at a time when there does not exist a Default or Event of Default shall not be held in trust or paid to the Administrative Agent.

Section 10. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of the Borrower) contained in the Credit Agreement are true and correct in all material respects, except that such materiality qualifier shall not apply to the extent that any such representation and warranty is qualified by materiality.

Section 11. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until the Guaranteed Obligations have been indefeasibly paid in full in cash, all other amounts payable under this Guaranty have been indefeasibly paid in full in cash, the Lenders have no further commitment to lend under the Credit Agreement, the Fronting Exposure has been reduced to zero and no L/C Issuer has any further obligation to issue Letters of Credit under the Credit Agreement. Notwithstanding the foregoing, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. The obligations of the Guarantors under this paragraph shall survive termination of this Agreement.

Section 12. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Administrative Agent, on behalf of the Lenders.

Section 13. Expenses. The Guarantors shall pay on demand all out-of-pocket expenses in any way relating to the enforcement or protection of the rights of the Administrative Agent and the Lenders under this Agreement or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Administrative Agent and the Lenders in any proceeding any Debtor Relief Laws. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Agreement.

Section 14. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind the Guarantors and their respective successors and assigns and inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns, and the Lenders may, without notice to the Guarantors and without affecting the Guarantors’ obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part. This Agreement shall become effective as to each Guarantor when a counterpart hereof is executed on behalf of such Guarantor. No Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

Section 15. Waivers; Amendment.

(a) No failure or delay of the Administrative Agent of any kind in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the

Administrative Agent hereunder and of the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent in accordance with Section 10.01 of the Credit Agreement.

Section 16. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to the Guarantors shall be given to it at its address set forth on Schedule I attached hereto or such other address as shall be designated by notice given by the Guarantors.

Section 17. Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18. Counterparts; Integration. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract (subject to Section 14), and shall become effective as provided in Section 14. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire agreement among the parties hereto regarding the subject matters hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

Section 19. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

Section 20. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

(b) EACH GUARANTOR (i) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION,

LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT and (ii) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION AND THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, AND (ii) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 21. Waiver of Jury Trial. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), AND CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

Section 22. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and its Affiliates is hereby authorized at any time and from time to time, without prior notice to the Guarantors, such notice being waived by each Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of any Guarantor against any or all the obligations of the Guarantors now or hereafter existing under this Agreement and the other Loan Documents, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 22 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

Section 23. Additional Guarantors. Upon the execution and delivery by any Person of a Guaranty Agreement Joinder and other documents as provided in Section 6.15 of the Credit Agreement, such Person shall be a party hereto as if an original signatory hereto.

Section 24. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

[Remainder of Page is Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the day and year first above written.

GUARANTORS:

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP

By:	ONEOK ILP GP, L.L.C., its sole General Partner

By:	/s/ Walter S. Hulse III
Walter S. Hulse III, Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

ONEOK PARTNERS, L.P.

By:	ONEOK PARTNERS GP, L.L.C., its sole General Partner

By:	/s/ Walter S. Hulse III
Walter S. Hulse III, Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

[Signature Page to Guaranty Agreement]

SCHEDULE I TO THE

GUARANTY AGREEMENT

ONEOK Partners Intermediate Limited Partnership

ONEOK Partners, L.P.

100 West Fifth Street

Tulsa, OK 74102-0871

Schedule I

Guaranty Agreement